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                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           AMERICAN PERFORMANCE FUNDS
                               3435 Stelzer Road
                               Columbus, OH 43219
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ALAN G. PRIEST, ESQ.
                                  Ropes & Gray
                      1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: .... N/A

     2) Aggregate number of securities to which transaction applies: ....... N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): ............. N/A

     4) Proposed maximum aggregate value of transaction: ................... N/A

     5) Total fee paid: .................................................... N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid: ................................................

     2) Form, Schedule or Registration Statement No.: ..........................

     3) Filing Party: ..........................................................

     4) Date Filed: ............................................................

Notes:

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

                       IMPORTANT SHAREHOLDER INFORMATION

                           American Performance Funds

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. You may also vote your proxy by telephone or internet. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                           AMERICAN PERFORMANCE FUNDS

                   Notice of Special Meeting of Shareholders
                                       of
                 the American Performance Cash Management Fund,
                the American Performance Intermediate Bond Fund,
              the American Performance Short-Term Income Fund, and
                     the American Performance Balanced Fund
                        to be held on December 16, 1999

     A Special Meeting of the shareholders of the American Performance Cash Management Fund (the "Cash Management Fund"), the American Performance Intermediate Bond Fund (the "Intermediate Bond Fund"), the American Performance Short-Term Income Fund (the "Short-Term Income Fund"), and the American Performance Balanced Fund (the "Balanced Fund") will be held at 10:00 a.m., Eastern time, at the offices of the American Performance Funds, at 3435 Stelzer Road, Columbus, Ohio 43219 on December 16, 1999 for the following purposes:

     1. To consider the amendment of the Cash Management Fund's concentration policy and related concentration restriction. The amendment to the concentration policy and related restriction would no longer require that the Fund invest more than 25% of its assets in obligations issued by the banking industry but would allow the Fund the freedom of action to concentrate its investments in certain bank instruments.

     2. To consider the amendment of the Intermediate Bond Fund's investment objective. Currently, the Fund seeks current income consistent with preservation of capital by investing primarily in a diversified portfolio of intermediate bonds and other fixed income securities. If the amended objective is approved the Intermediate Bond Fund would seek to maximize total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities.

     3. To consider the amendment of the Short-Term Income Fund's investment objective. Currently, the Fund seeks current income, consistent with preservation of capital, by investing primarily in a diversified portfolio of short-term bonds and other fixed income securities. If the amended objective is approved the Short-Term Income Fund would seek to maximize total return by investing primarily in an actively managed, diversified portfolio of short-term bonds and other fixed income securities.

     4. To consider the amendment of the Balanced Fund's investment objective. Currently, the Fund seeks current income and, secondarily, long-term capital growth by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. If the amended objective is approved the Balanced Fund would seek capital appreciation and income by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed November 1, 1999 as the record date for determination of shareholders entitled to vote at this Special Meeting.

                                          By Order of the Trustees,

                                          /s/ Walter B. Grimm
                                          WALTER B. GRIMM
                                          President
                                          American Performance Funds

November 19, 1999

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR INTERNET.

To American Performance Fund Shareholders:

     The purpose of this proxy package is to announce that a Shareholder Meeting (the "Meeting") for the American Performance Cash Management Fund (the "Cash Management Fund"), the American Performance Intermediate Bond Fund (the "Intermediate Bond Fund"), the American Performance Short-Term Income Fund (the "Short-Term Income Fund"), and the American Performance Balanced Fund (the "Balanced Fund") has been scheduled for December 16, 1999. The purpose of this Meeting is to submit to the Shareholders for a vote a very important matter regarding the management of the Cash Management Fund, the Intermediate Bond Fund, the Short-Term Income Fund, and the Balanced Fund.

     After considering the present concentration policy and related concentration restriction of the Cash Management Fund the Trustees of the American Performance Funds have concluded that it would be in the best interests of the Funds' Shareholders to amend the Fund's concentration policy and its related restriction. The amendment to the concentration policy would no longer require that the Fund invest more than 25% of its assets in obligations issued by the banking industry. However, the proposed concentration policy and related investment restriction would allow the Fund the freedom of action to concentrate its investments in certain bank instruments.

     After considering the present investment objective of the Intermediate Bond Fund, the Short-Term Income Fund, and the Balanced Fund the Trustees of the American Performance Funds have concluded that it would be in the best interests of the Funds' Shareholders to amend each Fund's investment objective. The Intermediate Bond Fund would seek to maximize total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. The Short-Term Income Fund would seek to maximize total return by investing primarily in an actively managed, diversified portfolio of short-term bonds and other fixed income securities. The Balanced Fund would seek capital appreciation and income by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

     The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote your proxy by telephone or internet.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or American Performance Funds directly at 1-800-762-7085.

     Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,

/s/ Walter B. Grimm
WALTER B. GRIMM
President
American Performance Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE CONCENTRATION POLICY AND RELATED CONCENTRATION RESTRICTION OF THE CASH MANAGEMENT FUND?

A. After considering the Fund's present concentration policy and related restriction, the Board of Trustees of the American Performance Funds has determined that a policy that permits, but does not require, the Fund to concentrate in bank instruments will better position the Fund to react to ever changing market conditions.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE BOND FUND, THE SHORT-TERM INCOME FUND, AND THE BALANCED FUND?

A. After considering each Fund's present investment objective, the Board of Trustees of the American Performance Funds has determined that market conditions indicate the desirability of focusing on seeking total return for the Intermediate Bond Fund and the Short-Term Income Fund and seeking capital appreciation and income for the Balanced Fund.

Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE INTERMEDIATE BOND FUND, THE SHORT-TERM INCOME FUND, AND THE BALANCED FUND IF THIS PROPOSAL IS APPROVED?

A. In making future investments, the Fund assets will be invested according to the principal objective of seeking total return for the Intermediate Bond Fund and the Short-Term Income Fund and seeking capital appreciation and income for the Balanced Fund. This will be a gradual process that is not expected to significantly increase portfolio turnover.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of November 1, 1999. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the American Performance Funds, including the independent members, unanimously recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also wishes to remind you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or the American Performance Funds directly at 1-800-762-7085.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
          BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                           AMERICAN PERFORMANCE FUNDS

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the American Performance Funds with respect to the American Performance Cash Management Fund (the "Cash Management Fund"), the American Performance Intermediate Bond Fund (the "Intermediate Bond Fund"), the American Performance Short-Term Income Fund (the "Short-Term Income Fund"), and the American Performance Balanced Fund (the "Balanced Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the December 16, 1999 special meeting of shareholders of the Funds at 10:00 a.m., Eastern time, at the offices of the American Performance Funds at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Special Meeting").

     Only shareholders of record at the close of business on November 1, 1999 will be entitled to vote at the Special Meeting. As of November 1, 1999, there were issued and outstanding 572,340,799 Shares of the Cash Management Fund, 8,601,319 Shares of the Intermediate Bond Fund, 6,526,397 Shares of the Short-Term Income Fund, and 4,308,440 Shares of the Balanced Fund, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders of each Fund will vote on the proposal to amend the Fund's objective and on any other business as may properly come before the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Agreement and Declaration of Trust and Bylaws of the American Performance Funds do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by the American Performance Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

     The Funds' executive offices are located at 3435 Stelzer Road, Columbus, Ohio, 43219. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about November 19, 1999.

     A copy of the Funds' Annual Report dated August 31, 1999 and Semi-Annual Report dated February 28, 1999, is available upon request and may be obtained by calling 1-800-762-7085. These documents are also available on American Performance Funds' web site at www.apfunds.com

                              SUMMARY OF PROPOSALS

FUND VOTING                           PROPOSAL NUMBER      PROPOSAL SUMMARY
-----------                           ---------------      ----------------
Cash Management Fund                     Proposal 1        To consider the amendment of the Cash
                                                           Management Fund's concentration policy and
                                                           related concentration restriction. The
                                                           amendment to the concentration policy and
                                                           related restriction would no longer require
                                                           that the Fund invest more than 25% of its
                                                           assets in obligations issued by the banking
                                                           industry but would allow the Fund the
                                                           freedom of action to concentrate its
                                                           investments in certain bank instruments.

Intermediate Bond Fund                   Proposal 2        To consider the amendment of the
                                                           Intermediate Bond Fund's investment
                                                           objective. If the amended objective is
                                                           approved the Intermediate Bond Fund would
                                                           seek to maximize total return by investing
                                                           primarily in an actively managed,
                                                           diversified portfolio of intermediate bonds
                                                           and other fixed income securities.

Short-Term Income Fund                   Proposal 3        To consider the amendment of the Short-Term
                                                           Income Fund's investment objective. If the
                                                           amended objective is approved the Short-Term
                                                           Income Fund would seek to maximize total
                                                           return by investing primarily in an actively
                                                           managed, diversified portfolio of short-term
                                                           bonds and other fixed income securities.

Balanced Fund                            Proposal 4        To consider the amendment of the Balanced
                                                           Fund's investment objective. If the amended
                                                           objective is approved the Balanced Fund
                                                           would seek capital appreciation and income
                                                           by investing primarily in a broadly
                                                           diversified portfolio of securities,
                                                           including common stocks, preferred stocks
                                                           and bonds.

All Funds                                Proposal 5        To transact such other business as may
                                                           properly come before the meeting or any
                                                           adjournment thereof.

                                   PROPOSAL 1

                    APPROVAL OR DISAPPROVAL OF THE AMENDMENT
             OF THE CASH MANAGEMENT FUND'S CONCENTRATION POLICY AND
                       RELATED CONCENTRATION RESTRICTION

     After considering the present concentration policy and related industry concentration restriction of the Cash Management Fund, the Trustees of the American Performance Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's policy and restriction.

     The Cash Management Fund's concentration policy and concentration restriction would be amended as follows:

                                 CURRENT POLICY

     "The Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Fund's assets in such investments."

                                PROPOSED POLICY

     "The Fund may, from time to time, concentrate its investments in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks."

                              CURRENT RESTRICTION

     The Cash Management Fund will not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations issued by commercial banks and bank holding companies, repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities and obligations issued by commercial banks and bank holding companies primarily engaged in the banking industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services.

                              PROPOSED RESTRICTION

     The Cash Management Fund will not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities, bank certificates of deposits, bankers' acceptances, and repurchase agreements secured by bank instruments (such bank certificates of deposits, banker's acceptances, and repurchase agreements secured by bank instruments may be issued or guaranteed by U.S. banks and U.S. branches of foreign banks); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services.

ANALYSIS OF PROPOSED CHANGES

     Currently, the Funds' has a concentration policy which mandates the investment of more than 25% of the Fund's assets in obligations issued by the banking industry. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that a concentration policy which enables the Fund the flexibility to concentrate in a limited pool of bank instruments holds the most promise of maximizing performance for shareholders. In addition, the elimination of the mandatory concentration policy will enable the Fund to reduce its exposure to the banking industry and expand its exposure to other industries, thereby increasing the diversification of the Fund's investments.

     Of course, in the past, and almost certainly in the future, there may be periods where a banking industry concentration policy will produce greater yields and lower volatility than will the proposed flexible concentration policy. Nonetheless, the management of the Fund believes that by adopting a flexible concentration policy, the Fund will provide greater value to its shareholders over time.

     If shareholders approve the proposed policy, its implementation will take place gradually as obligations held by the Fund, issued by the banking industry, mature.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on October 21, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the concentration policy and related investment restriction requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S CONCENTRATION POLICY.

                                   PROPOSAL 2

                    APPROVAL OR DISAPPROVAL OF THE AMENDMENT
             OF THE INTERMEDIATE BOND FUND'S INVESTMENT OBJECTIVES

     After considering the present investment objective of the Intermediate Bond Fund, the Trustees of the American Performance Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's objective.

     The Intermediate Bond Fund's investment objective would be amended as follows:

                               CURRENT OBJECTIVE

     "to seek current income consistent with preservation of capital by investing primarily in a diversified portfolio of intermediate bonds and other fixed income securities."

                               PROPOSED OBJECTIVE

     "to seek to maximize total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities."

ANALYSIS OF PROPOSED CHANGE

     Total return is generated from a combination of capital appreciation (i.e., increases in the value of the bonds the Fund holds) and interest income from those bonds. Currently, the Fund's investment objective directs the portfolio manager to seek current income. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that the ability to react to ever changing market conditions that will be afforded by an investment objective that allows the portfolio manager to manage for either or both components of total return holds the most promise of maximizing performance for shareholders.

     Of course, in the past, and almost certainly in the future, there may be periods where a strategy of seeking solely income will produce greater yields and lower volatility than seeking total return. Moreover, in seeking to maximize total return, the Fund may be more susceptible to interest rate risk due to the focus on securities with longer maturities. As a result of maximizing total return instead of current income, dividend payments may decrease. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that by considering total return in managing the Intermediate Bond Fund, and not focusing on current income, the Fund will provide greater value to its shareholders over time. Under normal market conditions, the Fund intends to maintain a portfolio with an average dollar-weighted maturity of approximately three to ten years.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on October 21, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE.

                                   PROPOSAL 3

                APPROVAL OR DISAPPROVAL OF THE AMENDMENT TO THE
                 SHORT-TERM INCOME FUND'S INVESTMENT OBJECTIVE

     The Short-Term Income Fund's investment objective would be amended as follows:

                               CURRENT OBJECTIVE

     "to seek current income, consistent with preservation of capital, by investing primarily in a diversified portfolio of short-term bonds and other fixed income securities."

                               PROPOSED OBJECTIVE

     "to seek to maximize total return by investing primarily in an actively managed diversified portfolio of short-term bonds and other fixed income securities."

ANALYSIS OF PROPOSED CHANGE

     Total return is generated from a combination of capital appreciation (i.e., increases in the value of the bonds the Fund holds) and interest income from those bonds. Currently, the Fund's investment objective directs the portfolio manager to seek current income. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that the ability to react to ever changing market conditions that will be afforded by an investment objective that allows the portfolio manager to manage for either or both components of total return holds the most promise of maximizing performance for shareholders.

     Of course, in the past, and almost certainly in the future, there may be periods where a strategy of seeking solely income will produce greater yields and lower volatility than seeking total return. Moreover, in seeking to maximize total return, the Fund may be more susceptible to interest rate risk due to the focus on securities with longer maturities. As a result of maximizing total return instead of current income, dividend payments may decrease. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that by considering total return in managing the Short-Term Income Fund, and not focusing on current income, the Fund will provide greater value to its shareholders over time. Under normal market conditions, the Fund intends to maintain a portfolio with an average dollar-weighted maturity of three years or less.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on October 21, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

                                   PROPOSAL 4

                    APPROVAL OR DISAPPROVAL OF THE AMENDMENT
                  TO THE BALANCED FUND'S INVESTMENT OBJECTIVE

     The Balanced Fund's investment objective would be amended as follows:

                               CURRENT OBJECTIVE

     "to seek current income and, secondarily, long-term capital growth by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds."

                               PROPOSED OBJECTIVE

     "to seek capital appreciation and income by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds."

ANALYSIS OF PROPOSED CHANGE

     Currently, the Fund's investment objective directs the portfolio manager to seek current income and, secondarily, long-term capital growth. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that the ability to react to ever changing market conditions that will be afforded by an investment objective that allows the portfolio manager to manage simultaneously for capital appreciation and income holds the most promise of maximizing performance for shareholders.

     Of course, in the past, and almost certainly in the future, there may be periods where a strategy of seeking principally income will produce greater yields and lower volatility than does a strategy of seeking both capital appreciation and income. Moreover, an increased focus on stocks may pose greater market risk, particularly for shorter term investors. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that by seeking capital appreciation and income in managing the Balanced Fund, and not focusing primarily on current income and, secondarily, long-term capital growth, the Fund will provide greater value to its shareholders over time.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on October 21, 1999, the Trustees unanimously approved the amendment of the Funds' investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of each Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUNDS' INVESTMENT OBJECTIVE.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the

Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the proposals.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of American Performance Funds or American Performance Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Funds' Administrator. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

     The Funds' Investment Advisor is Bank of Oklahoma, N.A., Bank Oklahoma Tower, Tulsa, Oklahoma 74103, a subsidiary of BOK Financial Corporation.

     The Funds' principal distributor and administrator is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 an Ohio Limited Partnership and subsidiary of The BISYS Group, Inc.

     As of November 1, 1999, the American Performance Funds believe that Bank of Oklahoma, N.A. and its bank affiliates were the Shareholders of record of 94.15% of the Cash Management Fund's Shares, 96.61% of the Intermediate Bond Fund's Shares, 97.83% of the Short-Term Income Fund's Shares, and 99.75% of the Balanced Fund's Shares. As a consequence, Bank of Oklahoma, N.A. may be deemed to be a controlling person of the Cash Management Fund, the Intermediate Bond Fund, the Short-Term Income Fund, and the Balanced Fund under the 1940 Act.

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Cash Management Fund as of October 26, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
Superstar Netlink                                                  10.2%
7140 Lewis Avenue
Tulsa, OK 74136

     The following list indicates the ownership of record of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Cash Management Fund as of November 1, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
Nabank and Co.                                                     99.3%
P.O. Box 2180
Tulsa, Oklahoma 74192

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Intermediate Bond Fund as of October 26, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
None

     The following list indicates the ownership of record of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Intermediate Bond Fund as of November 1, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
Nabank and Co.                                                    95.02%
P.O. Box 2180
Tulsa, Oklahoma 74192

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Short-Term Income Fund as of October 26, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
James L. Sharp Irrev. Trust                                         8.8%
P.O. Box 2300
Tulsa, OK 74192

     The following list indicates the ownership of record of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Short-Term Income Fund as of November 1, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
Nabank and Co.                                                    94.12%
P.O. Box 2180
Tulsa, Oklahoma 74192

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Balanced Fund as of October 26, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
BOK Pension Plan                                                   36.9%
P.O. Box 2300
Tulsa, OK 74192

RCB Bank 401K                                                       8.3%
P.O. Box 2300
Tulsa, OK 74192

Nordam 401K                                                         6.6%
P.O. Box 2300
Tulsa, OK 74192

     The following list indicates the ownership of record of the shareholders who, to the best knowledge of American Performance Funds, were the owners of 5% or more of the outstanding Shares of the Balanced Fund as of November 1, 1999:

                                                              PERCENTAGE OF
NAME AND ADDRESS                                                OWNERSHIP
----------------                                              -------------
Nabank and Co.                                                    99.46%
P.O. Box 2180
Tulsa, Oklahoma 74192

     As of October 26, 1999, the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. You may also vote your proxy by telephone or internet.

November 19, 1999

                    AMERICAN PERFORMANCE CASH MANAGEMENT FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 16, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE AMERICAN PERFORMANCE FUNDS.

The undersigned hereby appoints Jeffrey Cusick and Jeff Shiverdecker, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the American Performance Cash Management Fund December 16, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1. Approval of the amendment to the American Performance Cash Management Fund's concentration policy and related concentration restriction to allow the Fund to concentrate its investments in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ----------------------------------------
         Signature of Shareholder(s)

         ----------------------------------------
         Signature of Shareholder(s)

         Dated:______________, 1999


PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

                   AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 16, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE AMERICAN PERFORMANCE FUNDS.

The undersigned hereby appoints Jeffrey Cusick and Jeff Shiverdecker, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the American Performance Intermediate Bond Fund December 16, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

2. Approval of the amendment to the American Performance Intermediate Bond Fund's investment objective to seek to maximize total return.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (2) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (2) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ----------------------------------------
         Signature of Shareholder(s)

         ----------------------------------------
         Signature of Shareholder(s)

         Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

                   AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 16, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE AMERICAN PERFORMANCE FUNDS.

The undersigned hereby appoints Jeffrey Cusick and Jeff Shiverdecker, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the American Performance Short-Term Income Fund on December 16, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. Approval of the amendment to the American Performance Short-Term Income Fund's investment objective to seek to maximize total return.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ----------------------------------------
         Signature of Shareholder(s)

         ----------------------------------------
         Signature of Shareholder(s)

         Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

                       AMERICAN PERFORMANCE BALANCED FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 16, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE AMERICAN PERFORMANCE FUNDS.

The undersigned hereby appoints Jeffrey Cusick and Jeff Shiverdecker, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the American Performance Balanced Fund on December 16, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

4. Approval of the amendment to the American Performance Balanced Fund's investment objective to seek capital appreciation and income.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof.

           FOR                       AGAINST                    ABSTAIN
           [ ]                         [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (4) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (4) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ----------------------------------------
         Signature of Shareholder(s)

         ----------------------------------------
         Signature of Shareholder(s)

         Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.